UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  June 1, 2005
                                                  -----------------------------

                        Capital Senior Living Corporation
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         1-13445                                       75-2678809
-------------------------------------------------------------------------------
 (Commission File Number)                     (IRS Employer Identification No.)

 14160 Dallas Parkway
 Suite 300
 Dallas Texas                                             75254
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)

                                 (972) 770-5600
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

     On June 1, 2005, Capital Senior Living Corporation announced that it had entered into a management agreement with Crescent Place Assisted Living, Inc. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

9.01       Financial Statements and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

          The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 7.01:

               99.1    Press Release dated June 1, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 2, 2005                      Capital Senior Living Corporation


                                         By:  /s/ Ralph A. Beattie
                                              ---------------------------------
                                         Name:    Ralph A. Beattie
                                         Title:   Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

              Exhibit No.                   Exhibit Name
              -----------                   ------------

     The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 7.01:

                99.1                  Press Release dated June 1, 2005